SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                     FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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                        DATE OF REPORT: FEBRUARY 9, 2001


                              THE TIREX CORPORATION
             (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                                   33-17598-NY
                            (Commission File Number)

                                   22-2824362
                      (IRS Employer Identification Number)

                                3828 ST. PATRICK
                            MONTREAL, QUEBEC H4E 1A4
               (Address of Principal Executive offices) (Zip Code)


                                 (514) 933-2518
                         Registrant's Telephone Number,
                               including Area Code


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable. As of the this date, the Company has 164,991,687 Common shares issued and outstanding.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS

         The Registrant has undergone the following significant events:

              (a)

         In January 2001 the Company increased the authorized Common Shares of the Company from 165,000,000 to 250,000,000. See Exhibit 1.A to this Report.


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ITEM 6.  RESIGNATION OF OFFICERS AND DIRECTORS.


         Not applicable.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         Exhibit 1.A   Certificate of Amendment to Certificate of Incorporation.


ITEM 8.  CHANGE IN FISCAL YEAR.


         Not applicable.


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                                   Signatures

         Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              The Tirex Corporation



February 9, 2001                              By: /s/ JOHN L. THRESHIE, JR.
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                                                      John L. Threshie, Jr.
                                                      President and Chief
                                                      Executive Officer


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  THIS CURRENT REPORT ON FORM 8K IS COMPRISED OF 5 SEQUENTIALLY NUMBERED PAGES.